
Schlumberger

GRIFFIN CAPITAL

ESSENTIAL ASSET REIT

YOUR VOTE MATTERS!

VOTE YOUR
SHARES TODAY!

VOTE NOW!

R82930-EPB


McKESSON

GRIFFIN CAPITAL
ESSENTIAL ASSET REIT

WE NEED YOUR VOTE

URGENT REQUEST REGARDING OUR ANNUAL STOCKHOLDER MEETING

Dear Fellow Stockholder:

The Annual Meeting of Stockholders of Griffin Capital Essential Asset REIT was adjourned to March 29, 2019 **due to the lack of stockholder participation**. **Your vote is missing and your participation is needed**. Please join your fellow stockholders and vote today! We urge you to vote as soon as possible in order to allow Griffin Capital Essential Asset REIT to obtain the necessary number of votes required to hold the meeting on the adjourned meeting date.

Please note that proxy **solicitation costs are borne by Griffin Capital Essential Asset REIT stockholders**. These costs can be substantial. Voting today will help us manage such costs and will avoid the need for our proxy solicitor, Broadridge, to initiate further calls or mailings to you.

Kevin A. Shields, Executive Chairman

Voting is quick, will only take a few minutes.

To speak with a live agent and vote please call:

1-855-976-3332

Please vote promptly.
Thank you for voting!

THREE WAYS TO VOTE

PHONE

WITHOUT A PROXY CARD
Call 1-855-976-3332 Monday to Friday, 9:00 a.m. to 9:00 p.m. EDT to speak with a proxy specialist.

WITH A PROXY CARD
Call 1-800-690-6903 with a touch-tone phone to vote using an automated system.

ONLINE

WWW.PROXYVOTE.COM
Please have your proxy card in hand when accessing the website. There are easy-to-follow directions to help you complete the electronic voting instruction form.

MAIL

VOTE PROCESSING
Mark, sign and date your ballot and return it in the postage-paid envelope provided.

Proxy Questions? Call 1-855-976-3332

GRIFFIN CAPITAL
ESSENTIAL ASSET REIT

Your Vote Is Missing!
Vote Your Shares Today!

The annual stockholder meeting will be held on March 29, 2019. Whether or not you plan to attend, your vote is very important. **You can vote your shares by internet, telephone, or mail.**

Simply follow the instructions on the enclosed form. For your convenience, we've highlighted where you can find your unique Control Number. **If you have any questions or need assistance, please call 1-855-976-3332.**



0000 0000 0000 0000
0000 0000 0000 0000
NOTE: This is not an actual Control Number. Please refer to the proxy card for your unique Control Number.



0000 0000 0000 0000
0000 0000 0000 0000
NOTE: This is not an actual Control Number. Please refer to the voting instruction form for your unique Control Number.

THREE WAYS TO VOTE

PHONE

WITHOUT A PROXY CARD
Call 1-855-976-3332 Monday to Friday, 9:00 a.m. to 9:00 p.m. EDT to speak with a proxy specialist.

WITH A PROXY CARD
Call 1-800-690-6903 with a touch-tone phone to vote using an automated system.

ONLINE

WWW.PROXYVOTE.COM
Please have your proxy card in hand when accessing the website. There are easy-to-follow directions to help you complete the electronic voting instruction form.

MAIL

VOTE PROCESSING
Mark, sign and date your ballot and return it in the postage-paid envelope provided.